UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

 Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2014

PRAXSYN CORPORATION

(Exact name of Registrant as specified in its charter)

Nevada	333-130446	20-3191557
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

18013 Sky Park Circle, Suite A, Irvine, CA 92614
(Address of principal executive offices, including zip code)

(949) 777-6112
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[  ]  Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Explanatory Note

This Current Report on Form 8-K/A is being filed to amend the date of the report and Item 8.01 of Praxsyn Corporation’s (the “Company”) Current Report on Form 8-K as filed with the Securities and Exchange Commission on January 27, 2015.

Item 8.01 Other Events

On December 31, 2014, Trestles Pain Specialists, LLC, a California limited liability company (“TPS”) delivered to the Company’s Board of Directors a notarized letter to cancel all of TPS’s 166,664 shares of Series D Convertible Preferred Stock. Such cancellation was submitted to Broadridge Corporate Issuer Solutions, Inc., (the Company’s transfer agent) on January 21, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By:	/s/ Edward Kurtz
Edward Kurtz, Chief Executive Officer

Dated: February 4, 2015